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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 18, 1996
               (Date of Report - Date of earliest event reported)

                                     1-12282

                             Commission File Number

                             CORRPRO COMPANIES, INC.
             (Exact name of registrants as specified in its charter)

              OHIO                                           34-1422570
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                          Identification No.)

                 1090 ENTERPRISE DRIVE, MEDINA, OHIO       44256
               (Address of principal executive offices)  (Zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 723-5082


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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On October 18, 1996, Price Waterhouse LLP ("PW") resigned as the independent accountants of Corrpro Companies, Inc. ("the Registrant"). The Registrant is currently in the process of selecting independent accountants for its fiscal year ending March 31, 1997 and has solicited proposals from several auditing firms.

         The reports of PW on the Registrant's financial statements for each of the past two fiscal years contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of PW on the financial statements for the fiscal year ended March 31, 1995 included an explanatory paragraph relating to a material uncertainty regarding litigation.

         In connection with its audits for the two most recent fiscal years and through October 18, 1996, there have been no disagreements between the Registrant and PW on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PW would have caused them to make reference thereto in their report on the financial statements for such years.

         During the fiscal year ended March 31, 1996 and through October 18, 1996, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v). In connection with the audit of the Registrant's financial statements for the fiscal year ended March 31, 1995, PW advised the Audit Committee of the Registrant that it was no longer able to rely upon the representations of the Registrant's then Chief Financial Officer ("former CFO"). The Audit Committee immediately caused the former CFO to be placed on leave of absence. The former CFO was subsequently discharged and replaced.

         The Registrant has provided PW with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that PW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated October 25, 1996, is filed as Exhibit 1 to this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CORRPRO COMPANIES, INC.
                                            (Registrant)

Date:   October 25, 1996              /s/ Neal R. Restivo
                                      -------------------------------
                                      Neal R. Restivo
                                      Senior Vice President and
                                      Chief Financial Officer